UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in the Current Report on Form 8-K of Acadia Healthcare Company, Inc. a Delaware corporation (“Acadia”), which was filed on January 4, 2016, Acadia and Whitewell UK Investments 1 Limited, a private limited company registered in England and an indirect wholly-owned subsidiary of Acadia (the “Purchaser”), entered into a Sale and Purchase Deed, dated as of December 31, 2015 (the “Agreement”), with a number of subsidiaries indirectly held by certain funds managed and advised by Advent International Corporation named therein, Appleby Trust (Jersey) Limited, a private limited liability company incorporated in Jersey, and the management sellers named therein, pursuant to which, among other things, the Purchaser will acquire the entire issued share capital (the “Shares”) of Priory Group No. 1 Limited, a company incorporated in England and Wales (“Priory,” and together with Priory’s subsidiaries, collectively, the “Target Companies”). The purchase and sale of the Shares is referred to herein as the “Transaction.” The Agreement provides that the Transaction will close on February 16, 2016 (the “Closing”).

The purpose of this Current Report on Form 8-K is to file the following pro forma and historical financial information and other information about Acadia, the Target Companies, and the Transaction as set forth in Item 9.01, all of which are incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Priory Group No. 1 Limited Audited Consolidated Historical Financial Information

•	Independent Auditors’ Report

•	Consolidated Income Statement for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statement of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012.

•	Consolidated Balance Sheet as of December 31, 2014, 2013 and 2012

•	Consolidated Statement of Cash Flows for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statement of Changes in Equity for the years ended December 31, 2014, 2013 and 2012

•	Notes to Consolidated Historical Financial Information

Priory Group No. 1 Limited Unaudited Condensed Consolidated Interim Financial Information

•	Unaudited Consolidated Income Statement for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Statement of Total Comprehensive Income for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Balance Sheet as of September 30, 2015 and 2014

•	Unaudited Consolidated Cash Flow Statement for the nine months ended September 30, 2015 and 2014

•	Unaudited Consolidated Statement of Changes in Equity for the nine months ended September 30, 2015 and 2014

•	Notes to Condensed Consolidated Interim Financial Information

The audited consolidated historical financial statements of Priory have been prepared and audited in accordance with the International Financial Reporting Standards as issued by the International Account Standards Board (“IFRS”). The unaudited consolidated interim financial statements of Priory and its consolidated subsidiaries have been prepared in accordance with IFRS. IFRS differs in certain respects from generally accepted accounting principles in the United States (“US GAAP”). Priory has not prepared or reconciled, and does not currently intend to prepare or reconcile, its financial information and the accompanying notes thereto in accordance with US GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers, LLP, an independent accountant, with respect to the audited consolidated historical financial information of Priory

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries

99.2	Audited Consolidated Historical Financial Information of Priory

99.3	Unaudited Condensed Consolidated Interim Financial Information of Priory

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Agreement and the Transaction identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

Acadia has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although Acadia believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of Acadia’s control and could cause Acadia’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Acadia does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: January 5, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers, LLP, an independent accountant, with respect to the audited consolidated historical financial information of Priory

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries

99.2	Audited Consolidated Historical Financial Information of Priory

99.3	Unaudited Condensed Consolidated Interim Financial Information of Priory